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                                                                    EXHIBIT 23.2


               CONSENT OF MILLER, HAMILTON, SNIDER & ODOM, L.L.C.


                               CONSENT OF COUNSEL

THE COLONIAL BANCGROUP, INC.

         WE HEREBY CONSENT TO USE IN THIS FORM S-4 REGISTRATION STATEMENT OF THE COLONIAL BANCGROUP, INC., OF OUR NAME IN THE PROSPECTUS, WHICH IS A PART OF SUCH REGISTRATION STATEMENT, UNDER THE HEADING "LEGAL MATTERS," TO THE SUMMARIZATION OF OUR OPINION REFERENCED THEREIN, AND TO THE INCLUSION OF OUR OPINION AT
EXHIBIT 5 OF THE REGISTRATION STATEMENT.

/s/ MILLER, HAMILTON, SNIDER & ODOM, L.L.C.
OCTOBER 30, 1997